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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) March 16, 1999


                          DLJ Commercial Mortgage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                  333-59167                    13-3956945
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)



  277 Park Avenue, New York, New York                                   10172
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(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code (212) 892-3000




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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Attached hereto as Exhibit 99.1 are the "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Donaldson, Lufkin & Jenrette Securities Corporation that are required to be filed pursuant to such letter.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

99.1 (P) Computational Materials and ABS Term Sheets prepared by Donaldson, Lufkin & Jenrette Securities Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   March 16, 1999

                                           DLJ COMMERCIAL MORTGAGE CORP.

                                           By: /s/ Dante LaRocca
                                               --------------------------------
                                               Name:  N. Dante LaRocca
                                               Title: Senior Vice President


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                                  EXHIBIT INDEX
                                  -------------

         The following exhibits are filed herewith:



Exhibit No.

99.1 (P) Computational Materials and ABS Term Sheets prepared by Donaldson, Lufkin & Jenrette Securities Corporation.